UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2020

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market
8.00% Mandatory Convertible Preferred Stock, Series A, $0.001 par value	AVGOP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Increase in Consideration for Cash Tender Offers and Extension of Early Tender Deadline

In a press release issued on April 14, 2020, Broadcom Inc. (“Broadcom”) announced that it has increased the tender offer consideration in certain of its pending cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) to purchase the outstanding notes described below, in each case subject to certain terms and conditions set forth in the Offer to Purchase dated April 6, 2020, as amended (the “Offer to Purchase”), market conditions and other factors. The notes offered to be purchased in the Tender Offers, listed in the order of priority, are the (i) 3.000% senior notes due January 15, 2022, issued by Broadcom Corporation (the “2022 Notes”), (ii) 3.125% senior notes due April 15, 2021, issued by Broadcom Inc. (the “April 2021 Notes”) and (iii) 2.200% senior notes due January 15, 2021, issued by Broadcom Corporation (the “January 2021 Notes,” and together with the 2022 Notes and the April 2021 Notes, the “Tender Offer Notes”) up to an aggregate purchase price, excluding accrued and unpaid interest, of $3.75 billion (the “Aggregate Purchase Price”), of which up to $250 million may be used to purchase the 2.200% senior notes due January 15, 2021.

Certain of the Tender Offers, subject to certain terms and conditions set forth in the Offer to Purchase, have been amended to increase the respective tender offer consideration per $1,000 principal amount of Tender Offer Notes validly tendered and accepted for purchase in the Tender Offers as set forth in the table below (the “New Tender Considerations”). As a result of the increases in the New Tender Considerations, and in respect of the Tender Offer Notes that are validly tendered at or prior to the Early Tender Deadline (defined below), the new total consideration for (i) the 2022 Notes is $1,025.00 per $1,000 principal amount of the 2022 Notes and (ii) the April 2021 Notes is $1,015.00 per $1,000 principal amount of the April 2021 Notes, for each as validly tendered and accepted for purchase in the Tender Offers (the “New Total Considerations”). The total consideration for the January 2021 Notes remains unchanged.

The following table sets forth the amended pricing terms of the Tender Offers:

Series of Notes	CUSIP Number (1)	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Cap Amount	New Tender Consideration (2)		Early Tender Premium	New Total Consideration (2) (3)

3.000% Senior Notes due 2022 of Broadcom Corporation	11134L AC3 11134LAD1 U1108LAB5	$3,500,000,000	1	N/A	$995.00		$30.00	$1,025.00

3.125% Senior Notes due 2021 of Broadcom Inc.	11135F AA9 U1109M AA4	$2,000,000,000	2	N/A	$985.00		$30.00	$1,015.00

2.200% Senior Notes due 2021 of Broadcom Corporation	11134L AK5 11134LAJ8 U1108LAE9	$750,000,000	3	$250,000,000	$970.00	(4)	$30.00	$1,000.00	(4)

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this table or printed on the Tender Offer Notes. They are provided solely for the convenience of holders of the Tender Offer Notes.
(2)	Per $1,000 principal amount of Tender Offer Notes validly tendered (and not validly withdrawn) and accepted for purchase by us. Excludes accrued interest, which will be paid on Tender Offer Notes accepted for purchase by us as described herein.
(3)	Includes the early tender premium for Tender Offer Notes validly tendered at or prior to the Early Tender Deadline (and not validly withdrawn) and accepted for purchase by us.
(4)	The pricing terms remain unchanged for the January 2021 Notes.

In connection with the amended pricing terms of the Tender Offers, Broadcom also announced it has extended (i) the Early Tender Deadline with respect to the Tender Offers to 5:00 p.m., New York City time, on April 21, 2020 (the “Early Tender Deadline”) and (ii) the expected Early Settlement Date with respect to the Tender Offers to April 23, 2020 (the “Early Settlement Date”). Other than the New Tender Considerations, the New Total Considerations, the Early Tender Deadline and the Early Settlement Date, the terms of the Tender Offers remain unchanged.

The foregoing description is qualified in its entirety by reference to the press release dated April 14, 2020, a copy of which is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: our acquisition of Symantec Corporation’s Enterprise Security business (“Symantec Business”), including (1) potential difficulties in employee retention, (2) unexpected costs, charges or expenses, and (3) our ability to successfully integrate the Symantec Business and achieve the anticipated benefits of the transaction; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recent acquisition of the Symantec Business; government regulations and trade restrictions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 14, 2020, entitled “Broadcom Inc. Announces Increase in Consideration for Cash Tender Offers and Extension of the Early Tender Deadline”

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: April 14, 2020	By:	/s/ Thomas H. Krause, Jr.
	Name:	Thomas H. Krause, Jr.
	Title:	Chief Financial Officer